Exhibit 10.25

To: Law Engineering and Environmental Services, Inc & Gibb Limited ("Counterparty")

ATTN:         Unknown

FAX:          Unknown

FROM: Bank of America National Trust and Savings Association ("BofA") 26 Elmfield Road,
              Bromley,
              Kent,
              BR1 1WA,
              England,
              Attn: Global Derivative Operations


              U.S.A. Toll Free Number                U.K. Local Number
              Tel No: 1 (888) 624-0164               0181-313-2659
              Fax No: 1 (888) 624-0166               0181-313-2694


DATE:         January 12, 1998

RE: USD 20,000,000.00 Swap Transaction commencing January 15, 1998 Our Confirmation Reference No. SW36413


Dear Sir/Madam:


The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" under the ISDA Agreement defined below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.


     1. The parties agree that the Swap Transaction described in this Confirmation constitutes their binding obligations. Except as set forth in this Confirmation, the Swap Transaction shall be subject to all the terms and conditions of the form of the master agreement entitled "Master Agreement" ("Multicurrency-Cross Border" version) as published in 1992 by the International Swaps and Derivatives Association, Inc., (and herein called the "ISDA Agreement"), excluding the "Schedule" thereto. Counterparty and BofA shall negotiate a Schedule and upon agreement shall sign the ISDA Agreement including the Schedule so negotiated and agreed upon (hereinafter called the "Agreement"), whereupon this Confirmation shall be deemed automatically, without further action of any party, to be a Confirmation under the Agreement; provided, however, that, unless and until Counterparty and BofA agree upon an design Agreement, the preceding sentence shall have full force and effect.

     THIS FACSIMILE TRANSMISSION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS SWAP TRANSACTION. Pursuant to ISDA guidelines, this facsimile transmission will be sufficient for all purposes to evidence a binding supplement to the Agreement. However, should you have an internal requirement for confirmations with an original signature, we request that you sign and return this Confirmation by facsimile, whereupon, we will add an original signature to the fully executed Confirmation, and forward it to you by mail.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     Notional Amount:                                USD 20,000,000.00

     Trade Date:                                     January 9, 1998

     Effective Date:                                 January 15, 1998

     Termination Date:                               January  15,  2003, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention.

     Fixed Amounts:

              Fixed Rate Payer:                      Counterparty

              Fixed Rate Payer Payment
              Dates:                                 Each 15th of each month,
                                                     commencing on February 15th,
                                                     1998 up to and including
                                                     the Termination Date

              Fixed Amount:                          Calculation x Fixed x Fixed Rate Day
                                                     Amount         Rate   Count Fraction

              Fixed Rate:                            5.86000 percent per annum

              Fixed Rate Day Count
              Fraction:                              Actual/360


     Floating Amounts:

              Floating Rate Payer:                   BofA

              Floating Rate Payer Payment
              Dates:                                 Each 15th of each month,
                                                     commencing  February  15th,
                                                     1998 up to and including
                                                     the Termination Date

              Floating Rate for Initial
              Calculation Period:                    To be determined

              Floating Rate Option:                  USD-LIBOR-BBA

              Designated Maturity:                   1 month

              Spread:                                None

              Floating Rate Day Count

              Fraction:                              Actual/360

              Reset Dates:                           First day of each Calculation Period

              Compounding:                           Inapplicable

     Business day:                                   New York & London

     Business Day Convention:                        Modified Following

     Calculation Agent:                              Bank of America

     Governing Law:                                  New York


3.       Account Details:

              Payments to BofA:                      Fed Funds to Bank of America NT
                                                     and SA San Francisco,
                                                     ABA No 1210-0035-8  BISD
                                                     Acct No. 33006-83980
                                                     Attn: Interest Rate Swap Operations

              Payments to Counterparty:              Unknown

4.       Offices:

              Office of BofA:                        San Francisco

              Office of Counterparty:                Unknown



              Other Provisions Applicable to BofA


              Specified Entities of BofA:            None

              Credit Support Document(s)             None
              Relating to BofA:

              Credit Support Provider Relating to    None
              BofA:

              Agreements of BofA:                    As per Section 4 of the ISDA Agreement.

              Representations of BofA:               As pre Section 3 of the ISDA Agreement.


              Other Provisions Applicable to Counterparty


              Specified Entities of Counterparty:    As may be indicated in the Agreement, if at all.

              Credit Support Document(s)             As may be indicated in the Agreement, if at all.
              Relating to Counterparty:

              Credit Support Provider Relating to    As may be indicated in the Agreement, if at all.
              Counterparty:

              Agreements of Counterparty:            As per Section 4 of the ISDA Agreement.

              Representations of Counterparty:       As per Section 3 of the ISDA Agreement.


              Other Provisions (General)

         (A)  Other Agreements:                      Corporate Resolution, Specimen Signature Certificate and other
              documentation as indicated in the      Agreement, if at all.

          (B) Events of Default:                     As per Section 5 of the ISDA Agreement and Cross Default as indicated in the Agreement, if at all.

          (C) Termination Events:                    All the termination Events specified in Section 5(b) of the ISDA Agreement
              will apply (including Credit           Event upon Merger).

          (D) Early Termination: As per Section 6 of the ISDA Agreement, it being the parties' intent that Section 6 apply to all outstanding
              Swap Transactions before (as well as after) execution of the Agreement.

          (E) Tax Representations:                   Counterparty and BofA make the Payer Representations contained in Part
              2 of the Schedule                      to the ISDA Agreement.  Payee Representations may
                                                     be indicated in Part 2 of the Schedule to the Agreement, if applicable.

          (F) Tax Agreements of BofA and             As may be indicated in the Agreement, if at all.
              Counterparty:

          (G) Variations to the ISDA Agreement: BofA has made certain amendments to the ISDA Agreement which it believes are of a noncontentious nature. These amendments will be specified in the draft Agreement to be sent by BofA to Counterparty.

          (H) Documentation:   This   confirmation  will  constitute a binding
              agreement with respect to the Swap Transaction  described  herein.

     Without prejudice to the preceding sentence,Counterparty and BofA will negotiate in good faith to enter into the Agreement as soon as practicable after the date of this Confirmation.

     Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a telex or letter, within 24 hours of receipt of this Confirmation to Bank of America NT & SA San Francisco Telex No. 249839 Answer Back OPRST UR or U.S.A. Toll Free Fax No: 1 (888) 624-0166 or U.K. Local Fax No: 0181-313-2694 Attention: Global Derivatives Operations, substantially in the form below:

Quote

         We acknowledge receipt of your rapidfax dated January 11, 1998 with respect to the Swap Transaction entered into on January 9, 1998 between Law Engineering & Environmental Services, Inc. & Gibb Limited and Bank of America National Trust and Savings Association with a National Amount of USD 20,000,000.00 and a Termination Date of January 15, 2003, and confirm our agreement to be bound by the terms specified in such rapidfax.


Unquote

This Confirmation shall be Conclusively deemed accurate and complete by Counterparty if not objected to within two (2) Business Days from the date of receipt.


                                                     Yours sincerely,

                              For and on behalf of:
                            Bank of America National
                          Trust and Savings Association

                            By: _____________________
                            Name: ___________________
                           Title: ____________________


Confirmed as of the Date first above written:
Law Engineering & Environmental Services,
Inc. & Gibb Limited


By: ___________________                              By: ______________________
Name: _________________                              Name:_____________________
Title: ________________                            Title: _____________________